UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 10, 2009 (August 27, 2009)

AMERICAN ENERGY PRODUCTION, INC.
(Exact name of registrant as specified in its charter)
Delaware	333-52812	74-2945581
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

6073 Hwy 281 South
Mineral Wells, Texas 76067
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (940) 445-0698

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 7, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered (“Moore”), its independent registered public accounting firm. On the same date, August 7, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public accounting firm. The Board of Directors of the Registrant approved of the dismissal of Moore and the engagement of Seale as its independent Registered public accounting firm. None of the reports of Moore on the Registrant's consolidated financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited consolidated financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008 contained a going concern qualification in the registrant's audited consolidated financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore’s  satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's consolidated financial statements, nor were there any up to and including the time of dismissal on August 7, 2009.

The registrant has requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K/A.

b) On August 7, 2009, the registrant engaged Seale and Beers, CPAs (“Seale”) as its independent registered public accounting firm. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

c) On August 27, 2009, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore, the Company’s previous independent registered public accounting firm.   This action was because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation. The Company intends to have its new independent registered public accounting firm re-audit its December 31, 2008 consolidated financial statements due to the revocation of Moore's registration, and it is anticipated that the re-audited consolidated financial statements and related audit reports and consents will appear in the December 31, 2009 audited consolidated financial statements to the extent required by applicable laws, rules and regulations.

The Company requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statement in c). However, the Company was unable to obtain this letter from Moore.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

16.1  Letter from Moore and Associates, Chartered, dated August 7, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K.  (A letter dated August 7, 2009 was provided by Moore & Associates, Chartered in which they concurred with the statements made by the Company in the initial Form 8-K filed by the Company on August 12, 2009. Moore & Associates, Chartered has not provided a letter for the Company to file as part of this Form 8-K amendment, despite the Company's request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ENERGY PRODUCTION, INC.

Date: September 10, 2009	By:	/s/ Charles Bitters
Charles Bitters
Chief Executive Officer